Exhibit 99.1

Dedicated To Improving Life Overcome Cancer. Cure Genetic Disease. Feed the Planet.

Delivering on the Promise of Genome Editing to Address Core Challenges of Human Health Proprietary ARCUS genome editing platform built for translation with full freedom to operate Industry leading in vivo gene correction platform first to publish in non-human primates Wholly integrated food editing platform focused on human wellness and food security World class team of Precisioneers that includes the pioneers in genome editing Scaled and cell phenotype-optimized allogeneic CAR T platform in the clinic for R/R NHL and ALL. Second program entering clinic Q4 2019

Our Near-Term Development Strategy Indication: Hepatitis B Target: cccDNA and integrated DNA IND 2020 Indication: NHL and ALL Target: CD19 (PBCAR0191) Clinical Phase 1/2a Initial data to be presented at ASH 2019 Indication: NHL, CLL, SLL Target: CD20 (PBCAR20A) IND accepted, trial start Q4 2019 Orphan designation (MCL) Product: Ultra-low sat canola oil Target: Saturate pathways Greenhouse 2019 Focusing on validated targets Building out fully scaled in-house manufacturing Leveraging partnerships to access additive capabilities Positioning follow-on programs to advance rapidly upon PoC

Nature’s Genome Editing System ARCUS

Our Objective: Therapeutic-Grade Genome Editing Industry’s Approach to Genome Editing Ease of design Speed of manufacture Density of targeting Open source Precision BioSciences' Approach to Genome Editing Safety Delivery Control of edits Proprietary ü ü ü ü

ARCUS: Engineering Nature’s Genome Editing System ARCUS is derived from I-CreI, a homing endonuclease naturally evolved for highly precise genome editing Safety: Self-inactivates to prevent off-target editing Delivery: Small size (364 amino acids) maximizes delivery Control of edits: 3’ ”sticky ends” enable all forms of edits Proprietary: Complete control of platform and freedom to operate Four Key Attributes 23S Gene 23S Gene 23S Gene 23S Gene Intron I-CreI Intron I-CreI binds to it’s target site in the genome I-CreI cuts the DNA DNA sequence is inserted by HDR Genome Editing by I-CreI

Overcoming Cancer Off-the-shelf CAR T

NHL and ALL - Ph1/2a initiated Q2 2019, Initial Data at ASH 2019 NHL, CLL, SLL - IND accepted, Ph1/2a start Q4 2019 MM - IND 2020 AML - IND 2020 Off-the-shelf CAR T Immunotherapy Pipeline Product Candidates Program Area Discovery Pre-clinical Clinical Rights PBCAR0191 (CD19) PBCAR20A (CD20) PBCAR269A (BCMA) PBCAR371A (CLL-1)

Unique Approach to Allogeneic CAR T Positions for Potential Best-in-Class Product Profile Manufacturing process preserves optimal phenotype Optimal phenotype permits milder lymphodepletion Enhanced proliferation limits need for aggressive lymphodepletion N6 domain augments benefits of low-touch manufacturing PB CAR Potentially ideal allogeneic CAR T product Rigorous donor selection TN/SCM & TCM Maximize in vivo expansion Optimized cell phenotype Standard Flu/Cy regime Avoid biologics Increase physician convenience/ ease of adoption Milder lymphodepletion Enhanced cell proliferation Enhanced effector function Proprietary N6 co-stimulation domain High yield Homogeneous cell product Biases towards TN/SCM & TCM Rapid, single-step manufacturing process

-14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR0191 Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment Objectives Primary: safety and tolerability Secondary: anti-tumor activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 3.0 x 105/kg DL2 = 1.0 x 106/kg DL3 = 3.0 x 106/kg Eligibility Adult patients with R/R B-NHL or R/R B-ALL Clinical Sites Moffitt (Bijal Shah) City of Hope (Anthony Stein / Alex Herrera) Dana Farber (Caron Jacobson) MD Anderson (Nitin Jain) First patient dosed April 2019 PBCAR0191 (CD19): Phase 1/2a Clinical Plan Initial data to be presented at ASH 2019

ASH 2019 Abstract - Initial Clinical Data Supporting Safety and Clinical Activity of PBCAR0191 3 patients treated at DL1 (3x105/kg) Advanced NHL (1 patient MCL, 2 patients DLBCL) August 1st, 2019 data cutoff date Single infusion of PBCAR0191 Mild lymphodepletion regime (flu/cy only) Abstract dataset Safety No serious adverse events or DLTs observed over median 60 days follow up Clinical activity Objective tumor responses (Lugano criteria) in 2 of 3 patients – at day 14 and day 28 respectively Third patient (Yescarta refractory) had evidence of anti-tumor activity at data cutoff Cell expansion Preliminary evidence of CAR T cell expansion Platform Data provide first clinical validation of allogeneic CAR T anti-tumor activity in the absence of biologic lymphodepletion Key initial findings Phase 1/2a trial ongoing – further patients enrolled and treated since abstract cutoff ASH presentation will update DL1 data and include new data from patients treated at DL2 (1x106/kg) Plan to report on both NHL and ALL cohorts Updates planned at ASH Poster Session 627 (Poster III) – Monday December 9, 6-8pm ET Investigator Update webcast – 8:15-9:45pm ET 1 2 3 4

Objectives Primary: safety and tolerability Secondary: clinical (anti-tumor) activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 3 ×105/kg DL2 = 1 ×106/kg DL3 = 3 ×106/kg Eligibility Adult patients with R/R NHL (including MCL) or R/R CLL or SLL Projected Clinical Sites MD Anderson Memorial Sloan Kettering Cleveland Clinic Stanford University PBCAR20A (CD20): Phase 1/2a Clinical Plan -14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR20A Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment Ph 1/2a expected to begin Q4 2019; ODD granted for MCL Interim data expected in 2020

Objectives Primary: safety and tolerability Secondary: clinical (anti-tumor) activity Exploratory: expansion, trafficking, and persistence Dose Escalation (standard 3+3) DL1 = 6 ×105/kg DL2 = 2 ×106/kg DL3 = 6 ×106/kg Eligibility Adult patients with r/r Multiple Myeloma PBCAR269A (BCMA): Phase 1/2a Clinical Plan -14 -7 -5 -4 -3 0 28 60 90 180 360 Screening Follow-Up Day LTFU Study Treatment Period PBCAR269A Infusion x1 Enrollment Safety & Response Assessment End of Study Lymphodepletion Fludarabine 90 mg/m2 + Cyclophosphamide 1500 mg/m2 Safety Assessment

Precision BioSciences’ Proprietary Single Step CAR T Process Reduces heterogeneity in cell formulation Streamlines manufacturing Claimed in 9 issued US patents Single-step CAR T CAR knocked IN at targeted locus Endogenous TCR disrupted by ARCUS cutting at Exon 1 Exon 1 ARCUS CAR AAV

Novel Costimulatory Domain Preserves Cell Phenotype N6 maintains a greater percentage of naïve cells 4-1BB: N6: KRGRKKLLYIFKQPFMRPVQTTQEEDGCSCRFPEEEEGGCEL KASRKKAAAAAKSPFASPASSAQEEDASSCRAPSEEEGSCEL CD8 N6 CD3ζ Light Heavy Precision CARs incorporate a novel proprietary costimulatory domain called “N6” N6 promotes cell expansion while maintaining naïve cell phenotype N6 preserves naïve phenotype and expansion potential better than CD28 and 4-1BB following exposure to target cells 101 102 103 104 105 CD62L (naïve cells) CD28 4-1bb N6 (engineered) Cell Counts

Scaled CAR T Manufacturing: Optimizes Yield and Quality Final Yield CD19 Drug Product (64M CAR T cells/vial) CD3- >99% CAR+ 65% - 75% TN/SCM & TCM >50% 1.25 CD4:1 CD8 (Batch2) Batch Vial Count 1 130 2 114 3 100 cold storage -1 0 3 8 10 Activation Expansion 1 Expansion 2 Cell Number Ship Receive Harvest CD4/8 Isolation Transfection/Transduction CD3 Depletion 5B 10B 15B 20B 25B 30B Major Days isolation CAR AAV + Data from three GMP batches of PBCAR0191 clinical material (Dec 2018-Jan 2019) ARCUS mRNA Healthy donor draw TN/SCM = Naïve; TCM = Central Memory

PBCAR0191 has a high proportion of Naïve and Central Memory CAR T cells. CAR T Cell Phenotype Optimized for In Vivo Expansion Naïve and Central Memory CAR T cells are understood to be responsible for robust in vivo CAR T expansion Donor selection and proprietary, streamlined manufacturing maximizes naïve and central memory T cells Lengthy and/or complex manufacturing processes result in primarily effector memory (TEM) and effector (TEFF) T cells Cell phenotype data from PBCAR0191 clinical trial drug product % CAR+ Cells Kill Proliferate CD4 : CD8 ratio 1.25 : 1 TN/SCM TCM TEM TEFF

First In-House cGMP Manufacturing Facility for Genome Edited Allogeneic CAR T in the U.S. Precision’s Manufacturing Center for Advanced Therapeutics (MCAT) is a 17,300 square foot cGMP clinical manufacturing facility Allogeneic CAR T Cells, mRNA (10g scale) and rAAV (400L scale) vectors for in-vivo and ex-vivo uses Close proximity to RDU airport and Precision R&D facility (<10 min) Second phase expansion for commercial application (>10,000 CAR T doses / treatments per year)

Curing Genetic Disease In Vivo Gene Correction

Product Candidate Program Area Discovery Pre-clinical Clinical Rights HBV Transthyretin HAO1 FVIII (Intron 22 inversion) P23H RHO ApoC3 PCSK9 Familial amyloid polyneuropathy Chronic Hepatitis B – IND 2020 Primary hyperoxaluria Hemophilia A Retinitis pigmentosa Lipoprotein lipase deficiency Familial hypercholesterolemia Candidate selection for lead gene correction (2H19) In Vivo Gene Correction Pipeline

An In Vivo Gene Correction Platform to Cure Genetic Disease In vivo gene corrections are permanent and require a therapeutic-grade genome editing approach Self-inactivating system Protein/DNA interaction Sticky-end off-targeting assay Safety Delivery Control Elimination of random off-targeting Enables delivery to most tissues All types of edits are efficient Complete control over use of platform Maximizes diseases that can be treated Precision BioSciences’ Approach Small size - 364 amino acids Single protein Internal AAV, mRNA, and LNP 3’ “sticky ends” promote HDR Proprietary & freedom to operate Internal GMP manufacturing Result Key Parameters 3

Precision’s In Vivo Gene Correction Strategy

Hepatitis B: Targeted Elimination of Virus DNA ARCUS can target and destroy HBV cccDNA Development of a potential cure We are working with Gilead to develop a drug formulation for curing chronic HBV infection mRNA-based drug Lipid nanoparticle (LNP) delivery Large-scale in-house mRNA manufacturing process Preclinical data collection underway IND expected in 2020 A) ARCUS reduces HBV S-antigen in infected human hepatocytes Untreated ARCUS B) ARCUS reduces cccDNA in infected human hepatocytes Untreated ARCUS

Rhesus macaques treated with ARCUS show reductions in PCSK9 and LDL levels, sustained since 2017 First peer-reviewed data demonstrating in vivo gene correction in a non-human primate model Animals tolerated treatment, no obvious AEs and appear healthy two years after dosing Similar results obtained with 4 additional treated animals at 2 years+ Familial Hypercholesterolemia: Reduce ‘Bad’ Cholesterol LDL levels are stably reduced by roughly 50% or more following one-time AAV delivery of an ARCUS nuclease

Autosomal Dominant Retinitis Pigmentosa: Restore Vision ARCUS can be used to selectively eliminate the P23H RHO gene associated with adRP >RHO C68A (P23H) mutant ACGGGTGTGGTACGCAGCCACT >wild-type rhodopsin ACGGGTGTGGTACGCAGCCCCT leave WT allele intact eliminate mutant allele AAV5 ARCUS-P23H Electroretinogram (ERG) hP23H RHO Transgenic Pig ARCUS treatment restores vision in a humanized pig model of P23H adRP Measuring ERG in treated animals demonstrates correction of retinal electrical activity in response to light stimulus Untreated eye Treated eye ERG signal amplitude (µV) 26 Weeks Post-injection Time (sec) Wild-Type Time (sec) Pre-injection Time (sec) Treated eye mirrors wild-type Inject P3-P7 (one eye) Untreated Treated

Feed the Planet Elo Life Systems

Product Discovery Greenhouse Field Program Lead Ultra-low Saturate Canola Oil Scaled, Zero Calorie Watermelon Sweetener Self-Breeding Stevia High Protein Chickpea Food Pipeline

Elo Life Systems, a subsidiary of Precision BioSciences, seeks to improve human health through food Cross-species information transfer Multi-omic target discovery Massively parallel computing Data Tech Partner Rapid response to climate change Answer demand for healthier foods Improved sustainability of critical resources Minimal capital investment Maximize potential impact on food supply Elo Life Systems’ Approach Non-GMO, precise editing Multi-crop delivery expertise Controlled environment growth Stakeholders invest upfront Internal development capabilities Freedom to operate at all levels Result Key Parameters 3 A Food Editing Platform Built to Deliver Healthy Nutrition

Source: US patent 2017/0034541 W; TSFA: C18:0/C20:0/C22:0/C24:0; TSFA = Total Saturated Fatty Acid Ultra-Low Saturate Canola Oil Fatty Acid Biosynthesis Pathway in Canola Cargill is one of the world’s largest producers of cooking oil. We are collaborating with Cargill to develop ultra-low saturate “heart healthy” canola oil Acetyl CoA Goal: Decrease saturated fatty acids in canola oil through metabolic engineering Potential pathways to limit synthesis of saturated fat Saturated fatty acids ARCUS 1 ARCUS 4 ARCUS 2 ARCUS 3 Unsaturated fats ARCUS mediated targeted disruption of multiple genes in the pathway Edited canola plants produce significantly lower levels of saturated fat relative to current low-saturate canola lines Unedited canola Unedited canola Edited canola Edited canola Reduction in TSFA % Total Saturates where WT=100% 20% 26% ARCUS-edited Canola line 1 ARCUS-edited Canola line 2

Mogroside V: Scaled Zero Calorie Sweetener Mogroside V is an all-natural zero calorie sweetener from Monk Fruit + ARCUS Mogroside V pathway activity Scalable ü û û ü ü ü Mogroside V is difficult to source because monk fruit is not scalable Grown regionally, long life cycle, small, difficult to cultivate and process Watermelon has all the genes to make mogroside V, but the pathway is dormant Elo is using ARCUS to re-activate the dormant mogroside V pathway genes in watermelon Watermelon production and processing is already highly optimized Production of mogroside V in watermelon would make harvesting this sweetener scalable Mogroside V could be produced locally and sustainably, for the global food, beverage and ingredient industry Un-edited watermelon genes do not produce mogroside V Gene 1 Gene 2 Gene 3 Gene 4 ARCUS 1 ARCUS 2 Dormant genes activated with ARCUS to express mogroside V Gene 1 Gene 2 Gene 3 Gene 4

Cash Runway Takes Us Into 2021 Initial Public Offering (Ticker: DTIL) - Q2 2019 ü Clinical dosing of allogeneic CD19 CAR T - Q2 2019 Open cGMP manufacturing facility: CAR T, mRNA, AAV – Q3 2019 CD20 CAR T enters clinic Q4 2019 Interim data from Ph1/2a CD19 CAR T – ASH 2019 IND for lead in vivo gene correction program - 2020 IND for wholly-owned BCMA CAR T - 2020 ü Significant Near-Term Value Catalysts Expected Through 2019 into 2020 ü IND acceptance and ODD for wholly owned CD20 CAR T ü

Key Takeaways Highly experienced team of over 180 Precisioneers includes the pioneers in editing Proprietary ARCUS genome editing platform with full freedom to operate Independent cGMP manufacturing capabilities by YE 2019 Multiple allogeneic CAR T programs expected to be in clinical trials by YE 2019 Strong balance sheet and validating partnerships in each business area Initial CD19 CAR T clinical data to be presented at ASH 2019

Dedicated To Improving Life

Precision controls more than 50 issued US and foreign patents related to the ARCUS platform and ARCUS nuclease products Two core US patents (‘867 & ‘015) have undergone reexamination and were confirmed with no changes Each new ARCUS nuclease that generates a novel mutation is a non-obvious entity and patentable, providing extended patent protection on each new drug substance or product We believe that we have the freedom to operate the ARCUS platform and do not require licenses from third parties for any of our nucleases ARCUS Intellectual Property

ARCUS: Engineered I-CreI Nucleases ARCUS platform – an iterative protein engineering process involving changes to the specificity, affinity, and cleavage efficiency of I-CreI

Highly Sensitive Off-Target Detection Clinical Candidate Step 1: Transfect cells with first generation ARCUS and a DNA “tag” Step 3: Genomic DNA is isolated from cells and evaluated on a next-gen sequencer 1st Generation ARCUS Optimized clinical candidate nuclease has zero detected off-target editing.  Step 4: Sites of on- and off-target capture of the DNA “tag” are identified ATGCTAGCTAGCTAGCTGATCGATGCTAGCTAGCTAGCTAGTAGCTAGTAAGCTGATCGTAGCTGCCGCTGCTAGCTGATGCGCTAGTAGCTGCTAGTCGCTAGTCGGCAGTCGATGCTGCTAGCTAGTAGCTGCATGCTAGCTAGTGTGTCGATGT ARCUS Optimization Off-Target Confirmation Unbiased Off-Target Analysis Step 2: Tag captured at double stranded breaks resulting from ARCUS cleavage

I-CreI: A Natural Genome Editing Enzyme ARCUS is derived from I-CreI, a genome editing “homing” endonuclease (HE) from the algae Chlamydomonas reinhardtii Intron-encoded enzyme in the 23S ribosomal RNA gene Member of the LAGLIDADG homing endonuclease family and among the best biochemically understood Site-specific recognition and cleavage within a large genome Target homing site represents a 22-bp long pseudo-palindromic DNA sequence Cleavage of the homing site generates two, 4 base pair, 3’ “sticky ends”

Wang et al. Nat. Biotech, 2018.36:717-725 Example: Creating an ARCUS Nuclease from I-CreI Alter the amino acids at these positions so the nuclease now specifically binds to PCSK9 gene Amino acids responsible for recognizing specific target sequence Goal: Create an ARCUS nuclease to knockout the PCSK9 gene while retaining desirable attributes of I-CreI ARC-PCSK9 Low frequency of off-targeting Type of cut Small size retain Specificity for gene target Affinity for new binding site Efficiency & speed of cut Recognizes a new sequence Prevents off-targeting Optimizes for different delivery strategies I-CreI change Q

CAAAACGTCGTGAGACAGTTTG wild-type I-CreI target site in Chlamydomonas TGGACCTCTTTGCCCCAGGGGA M1PCSK9 target site in human PCSK9 Exon 7 Linker ARCUS: Engineered I-CreI Endonucleases

TGGACCTCTTTGCCCCAGGGGA M3PCSK9 (generation 3) H40 K28 V40 I68 C44/H48/G50 W71/ C73 TGGACCTCTTTGCCCCAGGGGA TGGACCTCTTTGCCCCAGGGGA target site in human PCSK9 M2PCSK9 (generation 2) M1PCSK9 (generation 1) specificity improved at these positions specificity improved at these positions K28 H40 V40 ARCUS Example: PCSK9 As reported in Wang, et al (2018, Nat. Biotech 36:717-725) an ARCUS nuclease was developed to knockout the human/non-human primate PCSK9 gene. Three generations of the nuclease were produced and tested in non-human primates. Each generation had amino acid substitutions aimed at improving upon the specificity of the previous generation.

M3PCSK9 (generation 3) M2PCSK9 (generation 2) M1PCSK9 (generation 1) # off-target sites # off-target sites # off-target sites ARCUS Example: PCSK9 Three generations of a PCSK9 ARCUS nuclease were assayed for off-target editing in human cells and NHP liver biopsies using an advanced method called “Oligo Capture” followed by deep sequencing. It was found that each successive generation had significant reductions in off-target editing. We were unable to detect any off target editing in liver biopsies from NHPs transduced with the generation 3 nuclease.

PBCAR0191 Dose Level 1 in Context – Autologous CAR T Response Rates at Low Doses Yescarta Kymriah Turtle et al. CD19 NHL 2x106/kg 0.6-6x106/kg 2x105/kg* 2x106/kg** CR 51% 32% 33% 64% PR 21% 18% 0% 9% Yescarta Kymriah 5x105/kg n=16 1x106/kg n=19 2x106/kg n=6 0.6-6x106/kg CR 38% 68% 50% 63% CRi 13% 16% 17% 19% B-ALL DL1 (3x105/kg) DL2 (1x106/kg) DL3 (3x106/kg) PBCAR0191 dose levels Sources: published data; Turtle et al., Science Translational Medicine 2016 * n=3; ** n=11 – in both cases limited to patients receiving flu/cy lymphodepletion

“Stealth Cell” “Stealth Cell” B2M B2M B2M Expression (normalized mean MFI) B2M Expression (normalized mean MFI) % CAR T Cell Lysis % CAR T Cell Lysis Rejection by T Cells Rejection by NK Cells “Stealth Cell” β2M Knockdown to Extend Cell Persistence Completely eliminating MHC-I (knocking out β2M) results in rapid cell killing by NK cells Reducing surface expression of MHC-I to ~10% of wild-type levels reduces cell lysis by T cells or NK *B2M reduction reduces expression of MHC class 1 on cell surface. MHC-1 mismatch identifies the cell as non-self and triggers rejection by patient immune cells